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                       Securities and Exchange Commission

                              Washington, DC 20549

                                   Form 8 - K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report July 24, 2001

                         Sterling Financial Corporation
             (Exact name of registrant as specified in its charter)


     Pennsylvania                  0-16276               23-2449551
   (State or other        (Commission File Number)     (IRS Employer
     jurisdiction                                   Identification No.)
  of incorporation)

101 North Pointe Boulevard, Lancaster, Pennsylvania 17601-4133
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone number, including area code:
  (717) 581-6030
                                       N/A

         (Former name or former address, if changed since last report)


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Item 1.    Changes in Control of Registrant.

          Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.    Bankruptcy or Receivership.

          Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.    Other Events.

                        On July 24, 2001, Sterling Financial Corporation issued a press release reporting second quarter and six-month earnings.
           The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 6.    Resignations of Registrant's Directors.

          Not Applicable.

Item 7.    Financial Statements and Exhibits.

        (a)     Not Applicable.

                (b)     Not Applicable.

                (c)     Exhibit:

                        99.1   Press Release of Sterling
                               Financial Corporation,
                               dated July 24, 2001.

Item 8.    Change in Fiscal Year.

          Not Applicable.

Item 9.    Regulation FD Disclosure.

          Not Applicable.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            Sterling Financial Corporation
                            (Registrant)

                            By:
                               -------------------------------
                               John E. Stefan, President and
                               Chief Executive Officer


DATE     July 26, 2001




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                                  EXHIBIT INDEX


                                           Page Number in
                                          Manually Signed
    Exhibit                                   Original
     99.1       Press Release, of
                Sterling Financial
                Corporation
                dated July 24, 2001